SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  February 3, 2005



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                  60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


APPROVAL OF 2005 LONG-TERM INCENTIVE PLAN
-----------------------------------------

      On February 3, 2005, the Landauer, Inc. 2005 Long-Term Incentive Plan (the "Plan") was approved by the Company's stockholders and became effective.

      A total of 500,000 shares of Common Stock are available for awards under the Plan, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event.

      The purposes of the Plan are to (i) align the interests of the Company's stockholders and recipients of awards under the Plan, (ii) attract and retain directors, officers and other key employees and (iii) motivate such persons to act in the long-term best interests of the Company's stockholders.

      Officers and other key employees of the Company and the Company's non-employee directors are be eligible to participate in the Plan.

      The Plan permits the Company to grant (a) stock options and stock appreciation rights, (b) stock awards, consisting of restricted stock, restricted stock units, performance shares and performance share units and
(c) performance unit awards to eligible participants.

      The exercise price of an option and the base price of a stock appreciation right will not be less than 100% of the fair market value of the Common Stock on the date of grant.

      The vesting of performance share awards, performance share unit awards and performance units will be subject to the satisfaction of performance measures. The vesting of restricted stock awards or restricted stock unit awards and the exercisability of stock options or stock appreciation rights also may be subject to the satisfaction of performance measures. Performance measures include one or more of: Common Stock value, earnings per share, return on equity, earnings or net income of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing, as determined by the Compensation Committee of the Board of Directors (the "Compensation Committee").

      The Plan provides that on the date of the 2005 annual meeting of stockholders (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director of the Company other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a non-employee director of the Company immediately after the annual meeting of stockholders will be granted a number of shares of restricted stock or a number of restricted stock units as shall be determined by the Compensation Committee (which number will be pro-rated if the non-employee director is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders). The restricted stock will vest, or restricted stock units will vest and will be payable in shares of Common Stock, on the earlier of the date which is three years after the date of grant and the date of the third annual meeting of stockholders following the date of grant. A non-employee director may elect to defer all or any portion of the shares of restricted stock or payment of all or any portion of the restricted stock units, such deferrals to be for such periods and upon such terms as the Committee may determine. Directors will have the right to vote and receive dividends with respect to shares of restricted stock. Restricted stock units will accrue dividend equivalents that will be reinvested in the form of additional restricted stock units and become payable at the same time as the restricted stock units upon which they have accrued.


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


      The more complete description of the Plan contained in the Company's Proxy Statement for its Annual Meeting of Stockholders held on February 3, 2005 under the caption "Approval of 2005 Long-Term Incentive Plan" is incorporated herein by reference.


COMPENSATION OF NON-EMPLOYEE DIRECTORS
--------------------------------------

      On February 3, 2005 the Compensation Committee established the following structure, effective as of January 1, 2005, for compensating the Company's non-employee directors.

      Each non-employee director is to be paid an annual retainer in the amount of $30,000. The Chairman of the Board and the chair of each Committee will also each receive an additional retainer in the amount of $4,000. Non-employee directors are to be paid a fee in the amount of $1,000 per Board or Committee meeting attended.

      As described above, non-employee directors receive awards of restricted stock or restricted stock units under the Plan. On February 3, 2005, each non-employee director received an award of 700 shares of restricted stock under the Plan. The restricted stock will vest on the earlier of February 3, 2008 and the date of the Company's annual meeting of stockholders that is held in 2008. The form of restricted stock award agreement used for these awards is included as Exhibit 10 hereto and is incorporated by reference herein.

      The Company formerly maintained a directors' retirement plan that provided certain retirement benefits for non-employee directors. This plan was terminated in January 1997. Benefits accrued under the retirement plan are frozen and will be payable to directors at age 70 after their retirement. As of September 30, 2004, the aggregate liability for these benefits amounted to $328,000, which has been accrued in the Company's financial statements.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

            10 Form of 2005 Long-Term Incentive Plan Non-Employee Director Restricted Stock Award Agreement






















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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    LANDAUER, INC.



                                    /s/ James M. O'Connell
                                    ----------------------------
                                    James M. O'Connell
                                    Vice President and Treasurer
                                    (Principal Financial and
                                    Accounting Officer)




Dated:  February 8, 2005













































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